SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2016
SUBSEQUENT EVENTS

35. SUBSEQUENT EVENTS

Redeemable noncontrolling interest

As described in Note 31, in August 2014, Red 5 issued 27,438,952 Series B redeemable convertible preferred shares of Red 5 to a new investor, Oriental Pearl. Due to the stock exchange transaction with L&A in 2016, 63% share of SBPS was owned by L&A as of December 31, 2016 (see Note 31). Per the Articles of Red 5, major holders of the outstanding shares of Series B Preferred Stock, at any time on or after April 1, 2017 (the “Redemption Election”), can require Red 5 to redeem all, but not less than all, of the outstanding shares of Series B Preferred Stock, as applicable, in three equal annual installments. New Star, a wholly owned subsidiary of the Group, owns 39,766,589 Series A redeemable convertible preferred shares which have similar terms with the Series B redeemable convertible preferred shares. As of the report date, there was no such preferred shareholder requiring Red 5 to redeem the Preferred Stock. The redemption value of Series B Preferred Stock was US$16.5 million for the first installment. Since Red5 is in a net liability position, the Group does not believe the preferred shareholders will request such redemption.